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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                            AND EXCHANGE ACT OF 1934


                         Commission File Number 0-29811

                        Date of Report: October 25, 2000



                                 NEW FOCUS, INC.
                                  (Registrant)









                      Incorporated in the State of Delaware
                I.R.S. Employer Identification Number 33-0404910
                2630 Walsh Avenue, Santa Clara, California 95051
                            Telephone: (408) 980-8088


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ITEM 5:  OTHER EVENTS

The Company issued the following press release on October 25, 2000:


                    NEW FOCUS TO ACQUIRE GLOBE Y. TECHNOLOGY


FOR IMMEDIATE RELEASE:

SANTA CLARA, California (October 25, 2000): New Focus, Inc. (Nasdaq: NUFO), a leading supplier of innovative fiber optic products for next-generation optical networks under the Smart Optics for Networks(TM) brand, today announced that New Focus and Globe Y. Technology, Inc. have signed a definitive agreement under which New Focus will issue $50 million in New Focus common stock to acquire Globe Y. Technology. The merger will be treated as a purchase for accounting purposes and will involve significant goodwill based on the underlying book value of Globe Y. Technology's assets.

Globe Y. Technology, a privately-held company located in Fremont, California, is a leading manufacturer of fused fiber coupling machines. Globe Y. Technology's equipment is used in the manufacture of fused fiber components such as fiber splitters, couplers, pump multiplexers and fibers with thermally expanded cores. New Focus also provides instruments, including a product line of swept wavelength test and measurement lasers, for the manufacturing plant floor. In addition, New Focus plans to use Globe Y. Technology's fused fiber instruments in the manufacture of some of its fiber optic components.

Based on unaudited financial results, Globe Y. Technology operated profitably during the first nine months of 2000 on revenues of $4.8 million. In a separate press release today, New Focus reported its three-month and nine-month financial results for fiscal 2000.

"We are excited about the potential synergies in the combination of Globe Y. Technology and New Focus. Globe Y. Technology's operations will broaden our product line of tools for the manufacturing floor. From a financial perspective, we expect solid revenue growth at Globe Y. Technology due to the current backlog and potential orders for its product offerings. Based on Globe Y. Technology's historical gross and operating margin performance, we expect that this transaction will be immediately accretive in the first full quarter of combined operations to our revenue and margin lines, measured on a pro forma per share basis excluding acquisition-related charges such as goodwill and compensation expenses," said Ken Westrick, president and chief executive officer of New Focus.

"Given the increasing demand for Globe Y. Technology's equipment and our limited resources, we believe that the combination with New Focus will allow us to expand manufacturing capacity more rapidly within New Focus' existing infrastructure. By leveraging the resources of New Focus we will be better positioned to serve our customers," said Howard Yue, president and chief executive officer of Globe Y. Technology

The number of New Focus common shares issued in the transaction will be determined by the average price of New Focus' common stock for a ten-day trading period prior to the closing of the transaction. Completion of the transaction is subject to customary closing conditions and regulatory approvals. The transaction is expected to close in early January. Following completion of the transaction, Globe Y. Technology will operate as a wholly owned subsidiary of New Focus.

Credit Suisse First Boston acted as financial advisor to New Focus in this transaction.

FORWARD-LOOKING STATEMENTS:

This press release contains predictions, estimates and other forward-looking statements which include, but are not limited to, statements regarding the likelihood and timing of the closing, the ability to fulfill Globe Y. Technology's


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order backlog through the expansion of manufacturing capacity, the future financial performance of Globe Y. Technology, and the accretive nature of the transaction on New Focus' future financial results. These statements are subject to risks and uncertainties and actual results may differ materially from any future performance suggested above. In particular, risks and uncertainties associated with the near term financial performance of Globe Y. Technology include the company's ability to rapidly integrate Globe Y. Technology into its operations, the company's ability to retain Globe Y. Technology's key employees, and the company's ability to rapidly hire and train additional employees. Risk factors that may affect New Focus' financial performance are listed in the company's S-1 registration statement for its follow-on public offering on file with the SEC. New Focus and Globe Y. Technology undertake no obligation to publicly release any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

ABOUT GLOBE Y. TECHNOLOGY:

Founded in 1997, Globe Y. Technology, formerly Globe Y. Manufacturing, is a leading manufacturer of fused fiber coupling machines. Globe Y. Technology's equipment is used in the manufacture of fused fiber components such as fiber splitters, couplers, pump multiplexers and fibers with thermally expanded cores. The company is privately held and located in Fremont, California.

ABOUT NEW FOCUS:

New Focus designs, manufactures and markets innovative fiber optic products for next-generation optical networks. The company's Smart Optics for Networks(TM) products enhance the performance of next-generation optical networks by enabling higher channel counts, faster data rates, longer reach lengths, new service capabilities, and lower costs of ownership. Founded in 1990, the company remains a leader in the creation of advanced optical products for the commercial and research marketplaces. With over 1,100 worldwide employees, the company is headquartered in Santa Clara, California and has operations in San Jose, California, Madison, Wisconsin, and Shenzhen, People's Republic of China.

For more information about New Focus visit the company's Internet home page at http://www.newfocus.com, call our Investors Relations Department at 408-919-2700, or e-mail us at investor@newfocus.com.

        COMPANY CONTACT:

        William L. Potts, Jr., Chief Financial Officer    408-919-5384


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, State of California, on October 26, 2000.




                                 NEW FOCUS, INC.
                                  (Registrant)









 DATE:  October 26, 2000                     BY:  /s/ William L. Potts, Jr.
        ----------------                          -------------------------
                                                 William L. Potts, Jr.
                                                 Senior Vice President
                                                 and Chief Financial
                                                 Officer


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